                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

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                             FORM 8-K
                       ----------------------
                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported): November 1, 1996

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                     MILLER INDUSTRIES, INC.
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      (Exact name of Registrant as Specified in its Charter)


         Tennessee                  0-24298            62-1566286
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(State or other Jurisdiction of   (Commission File    (IRS Employer
Incorporation or Organization)        Number)        Identification No.)


                 900 Circle 75 Parkway
                   Atlanta, Georgia                      30339
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        (Address of principal executive offices)       (Zip code)


  Registrant's telephone number, including area code: (770) 988-0797


                          Not Applicable
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  (Former name or former address, if changed since last report)
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ITEM 5.   OTHER EVENTS.

          On November 1, 1996, the Registrant issued the press release attached hereto as Exhibit 99.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          The following exhibit is filed herewith:

          Exhibit 99.    Press Release Dated November 1, 1996.


                                      SIGNATURES


     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                              MILLER INDUSTRIES, INC.



                              By: /s/ Frank Madonia
                              Frank Madonia
                              Vice President, Secretary and
                              General Counsel


                                November 1, 1996
                              ---------------------------
                              Date